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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K/A
(Amendment No.1)
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2016
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XYLEM INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-35229	45-2080495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York		10573

(Address of principal executive offices)		(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)___________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets

On November 1, 2016, Xylem Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on October 31, 2016, Xylem Inc. completed the acquisition of all of the direct and indirect subsidiaries of Sensus Worldwide (other than Sensus Industries) (“Sensus”), pursuant to the terms of the Share Purchase Agreement dated as of August 15, 2016, and the first Amendment to the Share Purchase Agreement, dated as of October 31, 2016 (together, the “Purchase Agreement”). The aggregate consideration paid in the acquisition was approximately $1.7 billion, net of cash acquired, subject to certain adjustments as provided in the Purchase Agreement. The consideration was funded with a combination of cash on hand, proceeds from issuances under the Company’s existing commercial paper program, borrowings under a new euro-denominated term loan and the issuance of $500 million aggregate principal amount of 3.250% Senior Notes due 2026 and $400 million aggregate principal amount of 4.375% Senior Notes due 2046.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide financial statements described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC. Except as otherwise noted, all other information in the initial Form 8-K remains unchanged.

Item 9.01     Financial Statements and Exhibits

(a)     Financial Statements of a Business Acquired.

Sensus Worldwide Limited’s audited consolidated financial statements for the fiscal year ended, and as of, March 31, 2016 and unaudited consolidated financial statements for the six months ended, and as of, September 30, 2016 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information related to the acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c)     None

(d)      Exhibits.

Exhibit No.    Description

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Sensus Worldwide Limited audited consolidated financial statements for the fiscal year ended March 31, 2016

Exhibit 99.2	Sensus Worldwide Limited unaudited consolidated financial statements for the six months ended September 30, 2016 and 2015

Exhibit 99.3     Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.
Date: January 10, 2017	By:	/s/ E. Mark Rajkowski
E. Mark Rajkowski
Senior Vice President and Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.    Description
Exhibit 23.1     Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Sensus Worldwide Limited audited consolidated financial statements for the fiscal year ended March 31, 2016

Exhibit 99.2	Sensus Worldwide Limited unaudited consolidated financial statements for the six months ended September 30, 2016 and 2015

Exhibit 99.3     Unaudited Pro Forma Condensed Combined Financial Information